Exhibit 99.2

PHEAA - Student Loan Trust 2003-1 & 2004-1
Quarterly Servicing Report
Report Date: 12/31/04	Report Period: 10/01/04 - 12/31/04

I.  Series 2003-1 & 2004-1 Asset and Liability Summary

A.    Student Loan Portfolio and Fund Balance

	September 30, 2004	Net Activity	December 31, 2004
1. Financed Student Loans - Principal Balance	$708,073,630.00	$(21,478,926.21)	$686,594,703.79
2. Interest Expected to be Capitalized	$1,281,366.77	$373,988.05	$1,655,354.82
3. Total Pool Balance	$709,354,996.77	$(21,104,938.16)	$688,250,058.61
4. Financed Student Loans - Borrower Interest Balance	$3,357,530.49	$503,187.94	$3,860,718.43
5. Accrued Interest Subsidy & Special Allowance (Net of Lender Origination Fees)	$1,072,088.95	$621,184.12	$1,693,273.07

6 Weighted Average Coupon Rate	4.49%		4.48%
7 Weighted Avg Remaining to Maturity (in months)	187.01		186.19
8 Number of Loans	105,240		102,583
9 Number of Borrowers	57,676		56,197

B.    Reserve Fund

	9/30/2004	Change	12/31/2004
1 Reserve Fund (1.00%)	$7,561,018.37	$(195,437.25)	$7,365,581.12
2 Reserve Fund Floor	$500,000.00		$500,000.00
3 Current Reserve Account Balance	$7,561,018.37	$(195,437.25)	$7,365,581.12

C.    Other Fund Balances

	9/30/2004	Change	12/31/2004
1 Acquisition Fund	$281,624.75	$(103,062.58)	$178,562.17
2 Revenue Fund (including sub-accounts & Intransits from Servicer)	$30,762,466.89	$(4,289,589.89)	$26,472,877.00

D.    Notes and Certificates

	CUSIP	Spread	9/30/2004%		12/31/2004%
1 2003-1 Class A-1 LIBOR Notes	71722T AD6	0.06%	$163,348,000.00	21.66%	$145,036,000.00	19.96%
2 2003-1 Class A-2 ARS Notes	71722T AA2	ARS	$80,950,000.00	10.73%	$71,650,000.00	9.86%
3 2003-1 Class A-3 ARS Notes	71722T AB0	ARS	$90,000,000.00	11.93%	$90,000,000.00	12.38%
4 2003-1 Class B-1 ARS Notes	71722T AC8	ARS	$20,000,000.00	2.65%	$20,000,000.00	2.75%
5 2004-1 Class A-1 LIBOR Notes	71722T AE4	0.12%	$200,000,000.00	26.51%	$200,000,000.00	27.52%
6 2004-1 Class A-2 ARS Notes	71722T AF1	ARS	$90,000,000.00	11.93%	$90,000,000.00	12.38%
7 2004-1 Class A-3 ARS Notes	71722T AG9	ARS	$90,000,000.00	11.93%	$90,000,000.00	12.38%
8 2004-1 Class B-1 ARS Notes	71722T AH7	ARS	$20,000,000.00	2.65%	$20,000,000.00	2.75%
9 Total Notes and Certificates			$754,298,000.00	100.00%	$726,686,000.00	100.00%

PHEAA - Student Loan Trust 2003-1 & 2004-1

Quarterly Servicing Report

Report Date:  12/31/04                                      Report Period: 10/01/04 - 12/31/04

II.	Series 2003-1 & 2004-1 Transactions and Accruals	10/01/04	thru	12/31/04

			Beg/End Balances
A.	Student Loan Cash Principal Activity		708,073,630.00
	1 Borrower Payments	$(13,912,900.00)
	2 Claim Payments	$(744,842.80)
	3 Consolidation Payoffs	$(7,311,759.91)
	4 Other Cash Payments from Servicer	$(16,170.34)
	5 Acquisitions / Sales	$16,593.85
	6 Total Principal Cash Activity	$(21,969,079.20)

B.	Student Loan Non-Cash Principal Activity
	1 Capitalized Interest	$520,545.60
	2 Cancellations/Reissues	$—
	3 Amounts due to / (from) Servicer for non-cash adjustments	$(14,192.40)
	4 Amounts due to / (from) Dept. of Ed.	$(99.70)
	5 Borrower Benefit reductions	$(16,623.88)
	6 Other Non-Cash Adjustments	$523.37
	7 Total Non-Cash Principal Activity	$490,152.99

C.	Total Student Loan Principal Activity	$(21,478,926.21)	$686,594,703.79

D.	Student Loan Cash Interest Activity		4,429,619.44
	1 Borrower Payments	$(6,451,983.49)
	2 Claim Payments	$(15,533.33)
	3 Consolidation Payoffs	$(65,350.66)
	4 Other Cash Payments from Servicer (includes Late Fees)	$(645.33)
	5 Acquisitons / Sales	$(14.79)
	6 Subsidy Payments (ISP)	$—
	7 Special Allowance Payments (SAP)	$(1,072,088.95)
	8 Total Interest Collections	$(7,605,616.55)

E.	Student Loan Non-Cash Interest Activity
	1 Borrower Accruals (includes Late Fees)	$7,566,078.77
	2 Interest Subsidy Payment Accrual	$280,509.44
	3 Special Allowance Payment Accrual Estimate	$1,412,763.63
	4 Capitalized Interest	$(520,545.60)
	5 Amounts due to / (from) Servicer for non-cash adjustments	$—
	6 Other Adjustments	$(8,817.63)
	7 Total Non-Cash Interest Activity	$8,729,988.61

F.	Total Student Loan Interest Activity	$1,124,372.06	$5,553,991.50

G.	Non-Reimbursable Losses During Collection Period	$(8,294.26)

H.	Cumulative Non-Reimbursable Losses to Date	$(21,671.28)
			$692,148,695.29

III. Cash Receipts & Disbursements for the Period 10/01/04 thru 12/31/04	12/31/2004

	Beginning Cash Balance @ 09/30/04		$30,807,692.12
A.		Principal Cash Collections
	1	Principal Payments Received - Borrower Payments	$13,912,900.00
	2	Principal Payments Received - Claim Payments	$744,842.80
	3	Principal Payments Received - Consolidation Payoffs	$7,311,759.91
	4	Principal Payments Received - Other Payments from Servicer	$16,170.34
	5	Principal Payments Received - Sales	$10,371.86
	6	Total Principal Collections	$21,996,044.91

B.		Interest Cash Collections
	1	Interest Payments Received - Borrower Payments	$6,451,983.49
	2	Interest Payments Received - Claim Payments	$15,533.33
	3	Interest Payments Received - Consolidation Payoffs	$65,350.66
	4	Interest Payments Received - Other Payments from Servicer (includes Late Fees)	$645.33
	5	Interest Payments Received - Interest Subsidy & Special Payments	$1,086,253.34
	6	Interest Payments Received - Sales	$15.60
	7	Total Interest Collections	$7,619,781.75

C.		Reimbursements from Servicer for Non-Cash transactions	$10,018.09

C.		Reimbursements from Dept. of Ed. for Origination Fee Cancellations	$53.31

D.		Transfer from Acquisition Fund	$—

E.		Transfers from Reserve Fund	$195,120.00

F.		Investment Earnings
	1	Revenue Fund Investment Earnings	$22,291.56
	2	Distribution Account Investment Earnings	$14,472.25
	3	Payments Clearing Account Investment Earnings	$34,120.20
	4	Acquisition Fund Investment Earnings	$727.91
	5	Reserve Fund Investment Earnings	$33,186.05
	6	Total Investment Earnings	$104,797.97

G.		Funds Previously Remitted - Cash Disbursements
	1	Consolidation rebate fees to Dept. of Ed.	$(1,377,956.73)
	2	Servicing Fees	$(875,974.83)
	3	Trustee Fees	$(106,129.39)
	4	Administration Fees	$(437,976.90)
	5	Broker Dealer/Auction Agent Fees	$(262,317.43)
	6	Auditing Fees	$(7,500.00)
	7	Derivative Payments Paid to Counterparties	$—
	8	Interest Payments - LIBOR Notes & Auction Rate Notes	$(3,544,349.16)
	9	Refund for Overpayment of 2004-1 Auction Rate Notes Interest Expense	$4,072.58
	10	Principal Payments - LIBOR Notes & Auction Rate Notes	$(27,612,000.00)
	11	Funds released to Depositor from the Trust	$—
	12	Total Previously Remitted Fees	$(34,220,131.86)

H.		Total Cash Available at 12/31/04 (Revenue Fund and sub-accounts)	$26,513,376.29

IV. Auction Rate Securities Detail

A.                                  Auction Rate Securities Paid During Collection Period

1	Security Description	Payment Date	Interest Rate	# of Days	Start Date	End Date	Interest Payment
	2003-1 Class A-2 ARS Notes	10/15/2004	1.920%	28	9/17/2004	10/14/2004	$120,885.33
	2003-1 Class A-2 ARS Notes	11/12/2004	1.980%	28	10/15/2004	11/11/2004	$124,663.00
	2003-1 Class A-2 ARS Notes	12/10/2004	2.190%	28	11/12/2004	12/9/2004	$122,043.83
	Total 2003-1 Class A-2 ARS Interest paid						$367,592.16

	2003-1 Class A-3 ARS Notes	10/22/2004	1.930%	28	9/24/2004	10/21/2004	$135,100.00
	2003-1 Class A-3 ARS Notes	11/19/2004	1.950%	28	10/22/2004	11/18/2004	$136,500.00
	2003-1 Class A-3 ARS Notes	12/17/2004	2.150%	28	11/19/2004	12/16/2004	$150,500.00
	Total 2003-1 Class A-3 ARS Interest paid						$422,100.00

	2003-1 Class B-1 ARS Notes	10/22/2004	2.100%	28	9/24/2004	10/21/2004	$32,666.67
	2003-1 Class B-1 ARS Notes	11/19/2004	2.150%	28	10/22/2004	11/18/2004	$33,444.44
	2003-1 Class B-1 ARS Notes	12/17/2004	2.300%	28	11/19/2004	12/16/2004	$35,777.78
	Total 2003-1 Class B-1 ARS Interest paid						$101,888.89

	2004-1 Class A-2 ARS Notes	10/28/2004	2.000%	28	9/30/2004	10/27/2004	$137,704.92
	2004-1 Class A-2 ARS Notes	11/26/2004	2.000%	29	10/28/2004	11/25/2004	$142,622.95
	2004-1 Class A-2 ARS Notes	12/23/2004	2.220%	27	11/26/2004	12/22/2004	$147,393.44
	Total 2004-1 Class A-2 ARS Interest paid						$427,721.31

	2004-1 Class A-3 ARS Notes	10/14/2004	1.850%	28	9/16/2004	10/13/2004	$127,377.05
	2004-1 Class A-3 ARS Notes	11/12/2004	1.980%	29	10/14/2004	11/11/2004	$141,196.72
	2004-1 Class A-3 ARS Notes	12/9/2004	2.150%	27	11/12/2004	12/8/2004	$142,745.90
	Total 2004-1 Class A-3 ARS Interest paid						$411,319.67

	2004-1 Class B-1 ARS Notes	10/28/2004	2.080%	28	9/30/2004	10/27/2004	$31,825.14
	2004-1 Class B-1 ARS Notes	11/26/2004	2.150%	29	10/28/2004	11/25/2004	$34,071.04
	2004-1 Class B-1 ARS Notes	12/23/2004	2.340%	27	11/26/2004	12/22/2004	$34,524.59
	Total 2004-1 Class B-1 ARS Interest paid						$100,420.77

2	Auction Rate Security payments made during collection period	$1,831,042.80

3	2003-1 Broker Dealer Fees paid during collection period	09/27/04 - 10/24/04	$37,129.17
	2003-1 Broker Dealer Fees paid during collection period	10/25/04 - 11/25/04	$41,529.16
	2003-1 Broker Dealer Fees paid during collection period	11/26/04 - 12/26/04	$39,105.21
	2004-1 Broker Dealer Fees paid during collection period	09/27/04 - 10/24/04	$38,888.89
	2004-1 Broker Dealer Fees paid during collection period	10/25/04 - 11/25/04	$44,444.44
	2004-1 Broker Dealer Fees paid during collection period	11/26/04 - 12/26/04	$43,055.56

4	Total Auction Rate Securities related payments from Revenue Fund during period	$2,075,195.23

B.                                    Auction Rate Securities Paid Between End of Collection Period & Distribution Date

1	Security Description	Payment Date	Interest Rate	# of Days	Start Date	End Date	Interest Payment
	2003-1 Class A-2 ARS Notes	1/7/2005	2.330%	28	12/10/2004	1/6/2005	$129,845.72
	2003-1 Class A-3 ARS Notes	1/14/2005	2.450%	28	12/17/2004	1/13/2005	$171,500.00
	2003-1 Class B-1 ARS Notes	1/14/2005	2.550%	28	12/17/2004	1/13/2005	$39,666.67
	2004-1 Class A-2 ARS Notes	1/20/2005	2.500%	28	12/23/2004	1/19/2005	$172,451.16
	2004-1 Class A-3 ARS Notes	1/6/2005	2.350%	28	12/9/2004	1/5/2005	$161,882.44
	2004-1 Class B-1 ARS Notes	1/20/2005	2.600%	28	12/23/2004	1/19/2005	$39,855.38

2	Auction Rate Security payments made between end of Collection period and Distribution Date	$715,201.37

C.                                    Accrued Interest on Notes through End of Reporting Period

1	Security Description	Interest Rate	# of Days	Start Date	End Date	Interest Payment
	2003-1 Class A-1 Libor Notes	2.160%	68	10/25/2004	12/31/2004	$591,746.88
	2003-1 Class A-2 ARS Notes	2.330%	22	12/10/2004	12/31/2004	$102,021.64
	2003-1 Class A-3 ARS Notes	2.450%	15	12/17/2004	12/31/2004	$91,875.00
	2003-1 Class B-1 ARS Notes	2.550%	15	12/17/2004	12/31/2004	$21,250.00
	2004-1 Class A-1 Libor Notes	2.220%	68	10/25/2004	12/31/2004	$838,666.67
	2004-1 Class A-2 ARS Notes	2.500%	9	12/23/2004	12/31/2004	$55,327.87
	2004-1 Class A-3 ARS Notes	2.350%	23	12/9/2004	12/31/2004	$132,909.84
	2004-1 Class B-1 ARS Notes	2.600%	9	12/23/2004	12/31/2004	$12,786.89

2	Accrued Interest Payments	$1,846,584.79

V.                                                                                    LIBOR Rate Detail

		Payment Date	Interest Rate	# of Days	Start Date	End Date	Interest Payment
A.	2003-1 Class A-1 LIBOR Notes	10/25/2004	1.72%	91	7/26/2004	10/24/2004	$710,200.80
	2004-1 Class A-1 LIBOR Notes	10/25/2004	1.75%	103	7/14/2004	10/24/2004	$1,003,105.56
	2003-1 Class A-1 LIBOR Notes	1/25/2005	2.16%	92	10/25/2004	1/24/2005	$800,598.72
	2004-1 Class A-1 LIBOR Notes	1/25/2005	2.22%	92	10/25/2004	1/24/2005	$1,134,666.67

VI.                                Distributions

A.	Distribution Amounts thru 01/25/05	Combined	2003-1 Class A-1	2003-1 Class A-2	2003-1 Class A-3	2003-1 Class B-1	2004-1 Class A-1	2004-1 Class A-2	2004-1 Class A-3	2004-1 Class B-1
1	Quarterly Interest Due	$4,481,509.56	$800,598.72	$497,437.88	$593,600.00	$141,555.56	$1,134,666.67	$600,172.47	$573,202.11	$140,276.15
2	Quarterly Interest Paid	$4,481,509.56	$800,598.72	$497,437.88	$593,600.00	$141,555.56	$1,134,666.67	$600,172.47	$573,202.11	$140,276.15
3	Interest Shortfall	$—	$—	$—	$—	$—	$—	$—	$—	$—

4	Interest Carryover Due	$—	$—	$—	$—	$—	$—	$—	$—	$—
5	Interest Carryover Paid	$—	$—	$—	$—	$—	$—	$—	$—	$—
6	Interest Carryover	$—	$—	$—	$—	$—	$—	$—	$—	$—

7	Quarterly Principal Paid	$27,117,000.00	$17,817,000.00	$9,300,000.00	$—	$—	$—	$—	$—	$—

8	Total Distribution Amount	$31,598,509.56

B.	Principal Distribution Amount Reconciliation		Act Prin. Dist.	Principal Shortfall
1	Pool Balance as of September 30, 2004	$709,354,996.77
2	Pool Balance as of December 31, 2004	$688,250,058.61
3	Principal Distribution Amount (VI. B1 - VI. B2)	$21,104,938.16
4	Plus: Amounts transferred from Acquisiton Fund during Initial Period	$—
5	Total Principal Distribution Amount (VI. B3 + VI. B4)	$21,104,938.16	$22,867,000.00	$—

6	Class A-1 Libor Notes per Schedule I	$17,817,000.00
7	Class A-2 ARS Notes ($50,000 increments)	$5,050,000.00
8	Class A-3 ARS Notes ($50,000 increments)	$—
9	Class B-1 ARS Notes ($50,000 increments)	$—
10	Total Notes to be Redeemed	$22,867,000.00

C.	Parity Calculation		After Paydowns
1	Value of Trust Estate as of 12/31/04	$726,202,777.19	$703,335,777.19
2	Accrued Interest & Fees on Class A Notes as of 12/31/04	$2,692,811.55
3	Accrued Interest & Fees on Class B Notes as of 12/31/04	$86,621.34

4	Net Value of Trust Estate for Senior Parity	$723,509,965.64	$700,642,965.64
5	Class A Senior Notes outstanding as of 12/31/04	$686,686,000.00	$663,819,000.00
6	Senior Parity Percentage (VI. C4 / VI. C5)	105.36%	105.55%

7	Net Value of Trust Estate for Parity	$723,423,344.30	$700,556,344.30
8	Total All Notes outstanding as of 12/31/04	$726,686,000.00	$703,819,000.00
9	Parity Percentage (VI. C7 / VI. C8)	99.55%	99.54%

D.	Reserve Fund Reconciliation
1	Beginning Period Balance (09/30/04)	$7,561,018.37
2	Interest Earned	$33,186.05
3	Transfer of Interest Earned to the Revenue Fund	$(33,503.30)
4	Transfer of Excess Reserve to the Revenue Fund	$(195,120.00)
5	Total Reserve Fund Balance Available (12/31/04)	$7,365,581.12
6	Required Reserve Fund Balance on Distribution Date (1% of Outstanding Notes as of 01/25/05)	$7,088,690.00
7	Excess Reserve - Transfer to Revenue Fund	$276,891.12

E.	Note Balances	10/25/2004	Paydown Factors	1/25/2005

1	2003-1 A-1 Libor Rate - Note Balance	$145,036,000.00	$17,817,000.00	$127,219,000.00
	2003-1 A-1 Pool Factor	0.7251800	0.0890850	0.6360950000

	2003-1 A-2 ARS Rate - Note Balance	$80,950,000.00	$9,300,000.00	$71,650,000.00
	2003-1 A-2 Pool Factor	0.8994444	0.1033333	0.7961111

	2003-1 A-3 ARS Rate - Note Balance	$90,000,000.00	$—	$90,000,000.00
	2003-1 A-3 Pool Factor	1.0000000	0.0000000	1.0000000

	2003-1 B-1 ARS Rate - Note Balance	$20,000,000.00	$—	$20,000,000.00
	2003-1 B-1 Pool Factor	1.0000000	0.0000000	1.0000000

	2004-1 A-1 Libor Rate - Note Balance	$200,000,000.00	$—	$200,000,000.00
	2004-1 A-1 Pool Factor	1.0000000	0.0000000	1.0000000

	2004-1 A-2 ARS Rate - Note Balance	$90,000,000.00	$—	$90,000,000.00
	2004-1 A-2 Pool Factor	1.0000000	0.0000000	1.0000000

	2004-1 A-3 ARS Rate - Note Balance	$90,000,000.00	$—	$90,000,000.00
	2004-1 A-3 Pool Factor	1.0000000	0.0000000	1.0000000

	2004-1 B-1 ARS Rate - Note Balance	$20,000,000.00	$—	$20,000,000.00
	2004-1 B-1 Pool Factor	1.0000000	0.0000000	1.0000000
	Total Notes Outstanding	$735,986,000.00		$708,869,000.00

VII.                  Series 2003-1 & 2004-1 Notes Waterfall for Distribution

				Available Funds Balance
		Section 4.03

		Total Available Funds (Section III - H)		$26,513,376.29

(c)	i.	Payments to the Dept of Ed for Consolidation Rebate Fees	$453,761.49	$26,059,614.80

	ii.	Payments to Servicer	$286,083.42	$25,773,531.38

	iii.	Payments to Indenture, Eligible Lender & Owner Trustees	$25,119.96	$25,748,411.42

	iv.	Payments to Auction Agent & Broker Dealer	$82,160.77	$25,666,250.65

	v.	Payments to Administrator (Provided triggering event did not occur)	$143,038.28	$25,523,212.37

(d)		Interest payments to Class A Noteholders and Counterparties for derivative products
	( i ) (A)	2003-1 Class A-1 Noteholders interest payment	$800,598.72
	( i ) (A)	2003-1 Class A-2 Noteholders interest payment	$129,845.72
	( i ) (A)	2003-1 Class A-3 Noteholders interest payment	$171,500.00
	( i ) (A)	2004-1 Class A-1 Noteholders interest payment	$1,134,666.67
	( i ) (A)	2004-1 Class A-2 Noteholders interest payment	$172,451.16
	( i ) (A)	2004-1 Class A-3 Noteholders interest payment	$161,882.44
	( i ) (B)	Counter party payments on Class A derivative products	$—
		Total interest payments to Class A Noteholders and Counterparties	$2,570,944.71	$22,952,267.66

		Interest payments to Class B Noteholders and Counterparties for derivative products
	( ii ) (A)	2003-1 Class B-1 Noteholders interest payment	$39,666.67
	( ii ) (A)	2004-1 Class B-1 Noteholders interest payment	$39,855.38
	( ii ) (B)	Counter party payments on Class B-1 derivative products	$—
		Total interest payments to Class B Noteholders and Counterparties	$79,522.05	$22,872,745.61

	(iii)	Principal Payments to the 2003-1 Class A-1 Libor Rate Noteholders (per Schedule I)	$17,817,000.00	$5,055,745.61
	(iv)	Principal Payments to the 2004-1 Class A-1 Libor Rate Noteholders (per Schedule I)	$—	$5,055,745.61

	(iv) (A) (1)	Principal payments to 2003-1 Class A-2 Noteholders (prior to all Class A-1’s PIF)	$3,250,000.00	$1,805,745.61
	(iv) (A) (2)	Principal payments to 2003-1 Class A-3 Noteholders (prior to all Class A-1’s PIF and after 2003-1 Class A-2 PIF)	$—	$1,805,745.61
	(iv) (A) (3)	Principal payments to 2004-1 Class A-2 Noteholders (prior to all Class A-1’s PIF and after 2003-1 Class A-2 & A-3 PIF)	$—	$1,805,745.61
	(iv) (A) (4)	Principal payments to 2004-1 Class A-3 Noteholders (prior to all Class A-1’s PIF and after 2003-1 Class A-2 & A-3 and 2004-1 Class A-2 PIF)	$—	$1,805,745.61

	(iv) (B) (1)	Principal payments to 2003-1 Class B-1 Noteholders (after all Class A-1’s PIF and prior to other Class A PIF)	$—	$1,805,745.61
	(iv) (B) (1)	Principal payments to 2004-1 Class B-1 Noteholders (after all Class A-1’s & 2003-1 Class B PIF and prior to Class A Notes PIF)	$—	$1,805,745.61
	(iv) (B) (2) a	Principal payments to 2003-1 Class A-2 Noteholders (after all Class A-1’s & B-1’s PIF)	$—	$1,805,745.61
	(iv) (B) (2) b	Principal payments to 2003-1 Class A-3 Noteholders (after all Class A-1’s & B-1’s PIF)	$—	$1,805,745.61
	(iv) (B) (2) c	Principal payments to 2004-1 Class A-2 Noteholders (after all Class A-1’s & B-1’s PIF)	$—	$1,805,745.61
	(iv) (B) (2) d	Principal payments to 2004-1 Class A-3 Noteholders (after all Class A-1’s & B-1’s PIF)	$—	$1,805,745.61

	(iv) (B) (C) (1)	Principal payments to 2003-1 Class B-1 Noteholders (after all Class A Notes PIF)	$—	$1,805,745.61
	(iv) (B) (C) (2)	Principal payments to 2004-1 Class B-1 Noteholders (after all Class A Notes & 2003-1 Class B-1 PIF)	$—	$1,805,745.61

	(v)	To the Reserve Fund, amount, if any, to reinstate balance to Reserve Fund Requirement	$—	$1,805,745.61

	(vi)	If Parity is not at least 101.5% and Senior Parity is not at least 105%, to the Distribution account to pay principal on Class A Notes on next respective distribution date the least amount required to increase the Parity to 101.5% and Senior Parity to 105%	$1,800,000.00	$5,745.61

	(vii)	If Parity is not at least 101.5%, to the Distribution account to pay principal on Class B Notes on their next respective distribution date, the least amount required to increase the Parity to at least 101.5%	$—	$5,745.61

	(viii)	To the Distribution account, any Class A carryover amounts, to be paid on next Distribution Date	$5,745.61	$—

	(ix)	To the Distribution account, any Class B carryover amounts, to be paid on next Distribution Date	$—	$—

	(x)	pro rata, to counterparites under each derivative product on Class A Notes, the amount of any termination payments due and payable	$—	$—

	(xi)	pro rata, to counterparites under each derivative product on Class B Notes, the amount of any termination payments due and payable	$—	$—

	(xii)	Remaining Administration Fee payable ( if triggering event has occurred)	$—	$—

	(xiii)	To the depositor, the remaining amounts after application of the preceding clauses if, and after giving effect to the transfer of any amounts to the depositor, the parity percentage is equal to at least 101.5% and the senior parity percentage is equal to at least 105%	$—	$—

VIII.              Series 2003-1 & 2004-1 Portfolio Characteristics

		Weighted Avg. Coupon		Number of Loans		%		Principal Balance		%
	December 31, 2004	9/30/2004	12/31/2004	9/30/2004	12/31/2004	9/30/2004	12/31/2004	9/30/2004	12/31/2004	9/30/2004	12/31/2004

	Borrower Status Distribution:
1	Interim
	In-School	2.770%	2.770%	19	17	0.02%	0.02%	53,241	44,648	0.01%	0.01%
	Grace	2.770%	0.000%	7	—	0.01%	0.00%	19,450	—	0.00%	0.00%
	Total - Interim	2.770%	2.770%	26	17	0.02%	0.02%	72,691	44,648	0.01%	0.01%

2	Deferment
	Current	4.169%	4.188%	8,567	8,209	8.14%	8.00%	47,314,516	47,565,695	6.68%	6.93%

3	Forebearance
	Current	4.738%	4.705%	5,698	6,227	5.41%	6.07%	41,187,901	44,916,535	5.82%	6.54%

4	Repayment
	Current	4.460%	4.445%	85,174	82,071	80.93%	80.00%	586,851,031	560,518,945	82.88%	81.64%
	31-60 Days Delinquent	5.182%	5.335%	2,793	2,493	2.65%	2.43%	16,423,705	14,789,753	2.32%	2.15%
	61-90 Days Delinquent	4.950%	4.884%	1,289	1,023	1.22%	1.00%	6,691,227	5,530,474	0.94%	0.81%
	91-120 Days Delinquent	4.979%	5.216%	590	613	0.56%	0.60%	3,279,889	3,374,525	0.46%	0.49%
	121-150 Days Delinquent	5.101%	4.934%	338	540	0.32%	0.53%	2,076,293	2,751,300	0.29%	0.40%
	151-180 Days Delinquent	5.824%	4.769%	295	537	0.28%	0.52%	2,315,989	2,563,155	0.33%	0.37%
	181-210 Days Delinquent	4.861%	5.255%	168	275	0.16%	0.27%	814,019	1,519,661	0.11%	0.22%
	211-240 Days Delinquent	4.624%	5.035%	99	197	0.09%	0.19%	313,134	1,118,910	0.04%	0.16%
	241-270 Days Delinquent	4.985%	5.464%	42	157	0.04%	0.15%	192,687	1,031,970	0.03%	0.15%
	271-300 Days Delinquent	3.666%	4.623%	53	107	0.05%	0.10%	137,957	499,351	0.02%	0.07%
	301-330 Days Delinquent	4.239%	4.771%	31	48	0.03%	0.05%	93,904	168,650	0.01%	0.02%
	> 330 Days Delinquent	3.370%	3.370%	1	4	0.00%	0.00%	1,351	6,062	0.00%	0.00%

5	Claims in Process	4.678%	4.718%	76	65	0.07%	0.06%	307,335	195,070	0.04%	0.03%
	Total - Repayment	4.487%	4.478%	105,214	102,566	99.98%	99.98%	708,000,939	686,550,055	99.99%	99.99%

	Total Portfolio	4.487%	4.478%	105,240	102,583	100.00%	100.00%	708,073,630	686,594,704	100.00%	100.00%

IX.                      Payment History and CPRs

Quarter End Date	Actual Ending Principal Balance	Annualized Current Quarter CPR*	Cumulative CPR

12/31/2003	383,127,672	4.304%
3/31/2004	362,909,283	9.241%
6/30/2004	345,620,254	7.080%
9/30/2004	708,073,630	6.995%
12/31/2004	686,594,704	4.559%	6.527%

* - ‘Annualized Current Quarter CPR’ is based on the current collection period’s ending principal balance calculated against the expected principal balance assuming no prepayments.  Prepayments are limited to consolidation payoffs for this period.

X.                          Floating Rate Swap and Interest Rate Cap Payments/Receipts

A.	Floating Rate Swap Receipts/Payments

	Swap Notional Amount	No Derivative Agreement for this period

Pay Fixed Rate
Receive Floating Rate

Amount Received/(Paid)

B.	Interest Rate Cap Payments Due to	No Derivative Agreement for this period

Cap Notional Amount

CP
Cap %

Excess Over Cap

	Cap Payments Due to	$0.00